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                                  EXHIBIT 10.6

                 LETTER OF CREDIT AND SECURITY DEPOSIT AGREEMENT

     THIS LETTER OF CREDIT AND SECURITY DEPOSIT AGREEMENT (this "Agreement") is made as of September 9, 2005, by and between TABB Realty, LLC, a Michigan limited liability company ("Borrower"), and PNC Bank, National Association, its successors and assigns ("Lender").

     A. Contemporaneously with this Agreement, Borrower has executed and delivered its Promissory Note (the "Note") to Lender evidencing Lender's loan to Borrower in the amount of $100,000,000.00 (the "Loan").

     B. The Note is secured by, among other security: (i) the Security Instruments (as defined in the Note) encumbering certain property located in Jefferson County, Alabama, Hillsborough County, Florida, Rapides Parish, Louisiana, Champaign County, Illinois, Hampden County, Massachusetts, Monroe County, Michigan, Wayne County, Michigan, Shelby County, Ohio, Allen County, Ohio, Medina County, Ohio, Dallas County, Texas and Harris County, Texas (collectively, the "Property"); and (ii) the Other Security Documents (as defined in the Security Instruments). The Note, the Security Instruments and the Other Security Documents are hereinafter collectively referred to as the "Loan Documents".

     C. The Property is comprised of 14 separate sites. Thirteen of the sites are leased by the Borrower, as Landlord, to Plastipak Packaging, Inc. ("Plastipak"), as Tenant and one site is leased by the Borrower, as Landlord to Clean Tech, Inc. ("CleanTech"), as Tenant (hereinafter collectively the "Tenants"), pursuant to 14 separate Lease Agreements (collectively the "Leases" and individually a "Lease").

     D. Pursuant to the Leases, Tenants have collectively, in lieu of a cash security deposit, agreed to deliver to Borrower as Landlord a $1,000,000.00 letter of credit, (the "Tenant Letter of Credit") which Tenant Letter of Credit has on or prior to the date hereof been transferred to Lender.

     E. Lender requires, as a condition of the Loan, that Borrower so transfer the Tenant Letter of Credit to Lender, designating Lender as Beneficiary, which Tenant Letter of Credit is to be held, used and released as provided in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained in this Agreement and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

     1. Delivery of Funds. All sums from time to time deposited with Lender through draws against the Letter of Credit (as defined below) in connection with this Agreement are hereinafter collectively referred to as the "Funds." The Funds shall be held, used and released by Lender in accordance with the terms and conditions of this Agreement. Lender (or a designated representative of Lender) shall have the sole right to make withdrawals of the Funds.

     2. Agreement for Delivery of Letter of Credit and Transfer Form.

     (a) Concurrently with the execution of this Agreement, Borrower

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shall deliver to Lender the original unconditional, transferable, irrevocable
Tenant Letter of Credit and an executed transfer form directing Comerica Bank to designate Lender as Beneficiary under the Tenant Letter of Credit along with any applicable transfer fee due Comerica Bank, a copy of which Tenant Letter of Credit is attached hereto as Exhibit A. The Tenant Letter of Credit shall, inter alia (1) be in an amount of at least $1,000,000.00, (2) provide that it shall automatically renew annually, unless written notice is received by Lender at least sixty (60) days prior to the then current expiration date; (3) permit a draw upon presentation of a draft accompanied by a statement signed by an individual purporting to be an officer of Lender or its assignee stating that the beneficiary is entitled to draw under the Tenant Letter of Credit because any Tenant has defaulted under any Lease; (4) permit partial draws; (5) permit a draw upon presentation of a draft accompanied by a statement signed by an individual purporting to be an officer of Lender or its assignee stating that the beneficiary is entitled to draw under the Tenant Letter of Credit because the Tenant Letter of Credit has not been renewed or extended at least sixty (60) days prior to its then current expiration date. Borrower hereby acknowledges that, except as provided in paragraph 2(b) below: (1) the Tenant Letter of Credit shall at no time be construed to be within the meaning of Funds (although funds drawn under the Tenant Letter of Credit may be held as provided hereinafter), and (2) except as set forth in Section 4 hereunder, the proceeds of the Tenant Letter of Credit shall not be made available at any time to Borrower.

     (b) The Tenant Letter of Credit shall be for an initial period of not less than one (1) year and shall automatically renew annually, unless written notice is received by Lender, at least sixty (60) days prior to the expiration of the Tenant Letter of Credit, without any requirement of notice or demand by Lender until the Lease Expiration Date. Upon Lender's receipt of the sixty (60) day notice that the Tenant Letter of Credit will not be automatically renewed, Lender shall provide a copy of same to Borrower, at which time Borrower and Tenant shall have fifteen (15) business days from Lender's receipt of said notice to provide a replacement Tenant Letter of Credit in form and content acceptable to Lender and subject to the same terms and conditions herein relating to the initial Tenant Letter of Credit issued. In the event Borrower and/or Tenant fail to provide an acceptable replacement Tenant Letter of Credit as set forth above, Lender shall have the unconditional right to draw against the entire amount of the Tenant Letter of Credit prior to the expiration thereof, the proceeds of which shall be held by Lender as Funds. The failure of
(i) the issuing financial institution to honor a draw request of Lender which complies with the draw requirements of the Tenant Letter of Credit, or (ii) the Borrower and/or Tenant to provide an acceptable Tenant Letter of Credit shall constitute an Event of Default (as such term is defined in Section 6 hereunder). The initial Tenant Letter of Credit and any replacement Tenant Letter of Credit shall be deemed as the "Tenant Letter of Credit" unless the context otherwise indicates. Upon any transfer of the Tenant Letter of Credit from Lender and/or any successor in interest of Lender to any assignee or transferee, Borrower shall pay within three (3) days from demand any transfer fee

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imposed by the issuing bank and shall execute any and all documents necessary to effectuate such transfer.

     The Tenant Letter of Credit shall be maintained in full force and effect throughout the term of the Loan and shall be maintained by Borrower in accordance with the terms of the Leases. Lender agrees that the Tenant Letter of Credit shall be drawn by Lender only upon compliance with the conditions set forth in the Leases for application of security deposits.

     3. Security Interest; Deposit of Funds. In order to secure Borrower's repayment of the Note and performance of all other covenants and conditions required on the part of Borrower to be observed or performed hereunder and under the other Loan Documents, Borrower hereby pledges to and grants to Lender a continuing security interest in all proceeds and Funds derived from any Lender draw against the Tenant Letter of Credit. Until expended or applied as above provided, the Tenant Letter of Credit and all proceeds and Funds derived thereby and therefrom shall constitute additional security for the Indebtedness (as defined in the Security Instruments). The Funds shall not constitute a trust fund and may be commingled with other monies held by Lender. Unless otherwise required by applicable law, no earnings or interest on the Funds shall be payable to Borrower even if Lender or its servicer is paid a fee and/or receives interest or other income in connection with the deposit or placement of such fund.

     4. Satisfaction of Loan and Return of Tenant Letter of Credit. Subject to Borrower's compliance with the following terms and conditions, as determined by Lender in its sole discretion, Lender shall deliver the Funds and the Tenant Letter of Credit, to the extent it then exists, to Borrower, with instructions to the issuing bank that Borrower be named as Beneficiary, or transfer the remaining Funds to Borrower:

     (a) Borrower shall have provided a written request to Lender for the delivery and transfer of the Tenant Letter of Credit to Borrower, or the transfer of the remaining Funds to Borrower; and

     (b) Borrower has repaid the Debt (as defined in the Note) and all amounts due and owing under the Loan Documents in full.

     4A. Draw Upon Tenant Default under the Lease. Upon either (i) Borrower providing written notice to Lender that a default has occurred under any Lease entitling a draw upon the Tenant Letter of Credit, or (ii) upon Lender determining that a default has occurred under any Lease entitling a draw upon the Tenant Letter of Credit; Lender shall request a draw under the Tenant Letter of Credit on behalf of Borrower and shall hold the proceeds thereof in escrow hereunder as additional security for the entire term of the Loan. Upon the occurrence of an Event of Default under the Loan Documents, Lender may utilize the proceeds from the Tenant Letter of Credit in accordance with the terms of
Section 6 hereunder.

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Last Revised 9/8/05


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     5. Restriction on Disbursement. Lender shall have no duty or obligation to disburse the Funds except in accordance with this Agreement and only upon satisfaction of all obligations of Borrower in connection therewith.

     6. Default by Borrower. Upon the occurrence and during the continuation of an Event of Default (as defined in the Security Instruments) and further provided that a default has occurred under any of the Leases entitling Lender to draw upon the Tenant Letter of Credit, Lender shall have the right, but not the obligation, to disburse and apply the Funds and/or proceeds of the Tenant Letter of Credit to the satisfaction of any of Borrower's obligations hereunder or under any of the Loan Documents. No further direction or authorization from Borrower shall be necessary to warrant such direct disbursement by Lender and all such disbursements shall satisfy the obligation of Lender hereunder.

     7. Performance under Note. In no event shall any term or provision of this Agreement modify, alter or amend the obligations of Borrower under the Note, nor shall any term or provision of this Agreement modify or amend the Note.

     8. Term; Termination. Upon the payment in full of all sums payable to Lender under the Loan Documents, Lender shall deliver the then existing Funds to Borrower. Notwithstanding the foregoing but subject to the terms of section 6 hereof, upon the occurrence of an Event of Default, Lender may terminate this Agreement and retain all Funds then being held pursuant to this Agreement and apply such Funds in such order and in such amounts as Lender shall elect, in its sole and absolute discretion, to payment of the Debt evidenced by the Note and the Loan Documents.

     9. Remedies Cumulative. No right or remedy conferred upon or reserved to Lender under this Agreement is intended to be exclusive of any other right or remedy, and each and every such right and remedy shall be cumulative and concurrent and may be enforced separately, successively or together, and may be exercised from time to time as often as may be deemed necessary by Lender.

     10. Miscellaneous.

          (a) Any capitalized term utilized herein shall have the meaning as specified in the Security Instruments, unless such term is otherwise specifically defined herein.

          (b) Except as otherwise expressly provided herein, in any instance where the consent or approval of Lender is required or may be given or where any determination, judgment or decision is to be rendered by Lender under this Agreement, such approval and consent shall be given or withheld in Lender's sole and absolute discretion.

          (c) All notices hereunder shall be given in accordance with the provisions of the Security Instruments.

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Last Revised 9/8/05


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          (d) This Agreement shall be binding upon Borrower and its heirs, devisees, representatives, successors and assigns, including successors in interest of Borrower in and to all or any part of the Property, and shall inure to the benefit of and may be enforced by and binding upon Lender and its heirs, successors, legal representatives, substitutes and assigns. Borrower shall not assign any of its rights or obligations under this Agreement.

          (e) This Agreement is intended solely for the benefit of Lender, its successors and assigns, and no other third party shall have any right or interest in this Agreement, nor any right to enforce this Agreement against any party hereto.

          (f) This Agreement may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower and Lender, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

          (g) Nothing herein or in the Loan Documents is intended to create, nor creates, nor shall be deemed to create, a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Lender, nor to grant Lender any interest in the Property other than that of creditor or mortgagee.

          (h) This Agreement contains the complete and entire understanding of the parties with respect to the subject matter thereof. If any provisions of this Agreement shall conflict with any provisions of the other Loan Documents regarding the Funds the provisions contained in this Agreement shall control.

          (i) The invalidity, illegality, or unenforceability of any provision of this Agreement pursuant to judicial decree shall not affect the validity, legality or enforceability of any other provisions of this Agreement which can be effected with such invalid, illegal or unenforceable provision, all of which shall remain in full force and effect.

          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS, FROM TIME TO TIME IN EFFECT, IN THE STATE OF MICHIGAN AND THE LAWS OF THE UNITED STATES OF AMERICA.

     IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement as of the date first above written.

Witness                                 "Borrower"

                                        TABB Realty, LLC,
                                        a Michigan limited liability company

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                                        By: TABB Management, Inc.,
                                            a Michigan corporation,
                                            its Manager


/s/ Leann M. Underhill                  By: /s/ Michael J. Plotzke
-------------------------------------       ------------------------------------
                                        Name: Michael J. Plotzke
                                        Title: Vice President and Treasurer
                                        Taxpayer Id. No.: 52-2172947


                                        PNC BANK:

                                        PNC BANK, NATIONAL ASSOCIATION


/s/ Stephanie Cook                      By: /s/ Jeannette Butler
-------------------------------------       ------------------------------------
                                            Jeannette Butler, Vice-President

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Last Revised 9/8/05


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                                    EXHIBIT A

MCF 415
LOC Agreement-Transfer
Last Revised 9/8/05


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